THE PARNASSUS INCOME FUND
ANNUAL REPORT
DECEMBER 31, 1997

                                                               February 10, 1998

Dear Shareholder:

     Here is your 1997 annual report for The Parnassus Income Fund. There's good news inside since all three Portfolios beat their respective benchmarks. As portfolio manager for the Balanced and Fixed-Income Portfolios, I wrote those reports. As manager of the California Tax-Exempt Portfolio, David Pogran wrote that report.
     By now, all of you who were shareholders as of January 5 should have received the mailing about the Shareholders' Meeting on March 26. There will be a reception at 6:00 p.m. at the Sheraton Palace Hotel in San Francisco followed by the meeting at 7:00 p.m. If you live in the San Francisco Bay Area or are visiting here, I hope you will be able to attend. Since we will need to know how many people to prepare for, we are asking you to RSVP by calling (800) 999-3505 if you plan to attend.
     There will be a discussion period after the meeting which I think shareholders will find interesting. I will answer questions on the Fund and on any other subject you may wish to raise. Regardless of whether you plan to attend in person or not, I would like to ask you to vote and sign your proxy card and send it in as soon as possible. The Fund can save money by avoiding follow-up costs if you promptly send in your proxy card.
     One of the  important  items on the meeting  agenda is a proposal to change the investment objective of the Balanced Portfolio. This proposal would eliminate the requirement to have 25% of assets in fixed-income securities. We think this would help shareholders because stocks have a better rate of return than bonds over the long-term. If this proposal is approved, the name would be changed from the Balanced Portfolio to the Equity Income Fund. (The name of The Parnassus Income Fund would be changed to The Parnassus Income Trust and each Portfolio would be called a "Fund." This would be shorter and easier to understand since each portfolio is actually a "mutual fund.")
     For those who still wanted a balanced portfolio, they could invest some money in the new Equity Income Fund and some money in the Fixed-Income Portfolio. The Trustees have approved the change and recommended that shareholders vote for this proposal.


Balanced Portfolio
     As of December 31, 1997, the net asset value per share (NAV) of the Balanced Portfolio was $20.68. Taking into account dividends paid, the total return for the year was 20.15% compared to 19.00% for the average balanced fund according to Lipper Analytical Services.
     Below you will find a graph and table comparing the Balanced Portfolio with the S&P 500, the Lehman Government/Corporate Bond Index and the Lipper Balanced Fund average. You will notice that the Balanced Portfolio continues to perform above the Lipper average for balanced funds on a long-term basis.
     The graph also contains the dollar amount an investor would have after investing $10,000 at the inception of the Portfolio. Below the graph is a table showing average annual total returns for one, three and five-year periods and since inception.

     ---------------------------------------------------------------------------------------------------------------------
                                             Balanced         S&P 500         Lipper Balanced           Lehman Government/
     Average Annual Total Returns           Portfolio          Index            Fund Average          Corporate Bond Index
     ---------------------------------------------------------------------------------------------------------------------
     One Year                                  20.15%          33.36%              19.00%                     9.76%
     Three Years                               19.05%          31.15%              19.50%                    10.43%
     Five Years                                13.10%          20.27%              12.68%                     7.61%
     Since Inception 9/1/92                    13.97%          20.23%              12.96%                     7.12%


     -----------------------------------------------------------------
     Value on December 31, 1997
     -----------------------------------------------------------------
     S&P 500 Index                                            $26,718
     Balanced Portfolio                                       $20,093
     Lipper Balanced Fund Average                             $19,155
     Lehman Government/Corporate Bond Index                   $14,434
     ----------------------------------------------------------------

[GRAPH APPEARS HERE]

                        Equity       S&P 500     Lipper     Lehman
                        Income Fund  Index       Balanced   Government
                                                 Fund       Corporate
                                                 Average    Bond Index
                 9/1/92   10,000.00  10,000.00   10,000.00  10,000.00
               12/31/92   10,858.00  10,625.80   10,544.43  10,002.00
                          11,968.77  11,089.55   10,954.15  10,468.09
                          12,314.67  11,142.60   11,124.58  10,782.76
                          12,714.90  11,429.56   11,516.82  11,140.21
               12/31/93   12,586.48  11,694.84   11,650.01  11,108.15
                          11,880.38  11,252.00   11,271.38  10,758.77
                          11,413.48  11,299.27   11,141.76  10,625.77
                          11,887.14  11,851.10   11,479.36  10,678.90
               12/31/94   11,908.53  11,848.59   11,351.93  10,718.23
                          12,743.32  13,000.97   12,042.13  11,252.34
                          13,808.66  14,240.42   12,899.53  11,981.87
                          14,598.52  15,371.35   13,612.88  12,211.21
               12/31/95   15,616.04  16,296.12   14,188.70  12,780.31
                          15,472.37  17,170.54   14,543.42  12,481.20
                          16,074.24  17,940.18   14,891.01  12,539.82
                          16,231.77  18,494.84   15,296.04  12,761.68
               12/31/96   16,723.59  20,035.10   16,108.26  13,151.69
                          16,457.69  20,573.39   16,108.26  13,037.48
                          17,668.97  24,162.50   17,749.69  13,512.04
                          18,737.95  25,972.84   18,937.15  13,984.97
               12/31/97   20,092.70  26,718.41   19,154.93  14,433.88


     I must say that I was surprised that the Balanced Portfolio beat the average balanced fund this year. As you may recall, we trailed the average most of the year and sometimes by a wide margin. What happened was that we had a burst of growth in the last quarter that pushed us ahead of the average balanced fund by a little over 1%. Falling interest rates and rising prices for utility stocks were the underlying causes.
     As veteran shareholders know, bond prices go up when interest rates go down and vice-versa. The interest rate on the 30-year government bond is now close to an all-time low (around 5.81% as this is being written in late January) so this helped the fixed-income portion of the Portfolio increase in value during the last quarter.
     The other force at work was the utility sector. Even though utility stocks are equities, they behave like bonds. When interest rates drop, utility stocks go up and when interest rates rise, utility stocks go down. The reason for this is that utilities pay out most of their income in the form of dividends and this makes them income vehicles that tend to behave like bonds. Having quite a few utility stocks in the Portfolio helped our fourth quarter performance.
     Earlier in the year, we lagged most balanced funds because our Portfolio has a higher concentration of income securities like bonds and utility stocks. Most other balanced funds don't have the same income emphasis we do and since stocks were doing better than bonds, the other funds were leaving us in the dust. It was like the race between the tortoise and the hare and you remember who won that contest.
     Despite our success this year with the Balanced Portfolio, the Trustees are recommending a change of investment objective. Although the Balanced Portfolio has a good long-term track record (we're up about a full percent per year over the Lipper balanced average since the Portfolio's inception), we think we can provide better returns for our shareholders by changing our emphasis.
     If shareholders approve the proposal at the Shareholders' meeting, we would still be an income-oriented fund, but we would pay more attention to capital appreciation than we have in the past. There would no longer be a requirement for at least 25% fixed-income securities in the Portfolio so we could eliminate all the bonds. Most of the stocks we would invest in, though, would still pay a dividend so it would still be an income fund. The name of the Portfolio would change to the Equity Income Fund. Since stocks tend to outperform bonds, this would be in the long-run interest of shareholders.
     I also think our timing is right in this regard.For bonds and utility stocks to go up a lot more, interest rates would have to continue falling. Given how low long-term interest rates are now, I don't think they can go too much lower.

INDIVIDUAL ISSUES
     Turning to individual issues, we find that the top performer for the year was a utility, IPALCO Enterprises, that went up 51.5%, climbing from $27.73 to $42.00. It is a well-managed company that is in good shape for the coming deregulation of the electric power industry.
     Sun Oil gained 45.7% from the first of the year (when it was at $24.38) until we sold it (at $35.53) during the second half of the year. Better refining margins and improved cost control helped the stock increase in value.
     ONEOK, a natural gas transmission, distribution and marketing company went from $30.00 to $40.31 a share for a gain of 34.4%. The company formed a strategic alliance with Western Resources in 1997 which nearly doubled the number of customers it serves.
     CILCORP, an electric utility in central Illinois, went up 33.6% as the stock climbed from $36.63 to $48.94. The company is a low-cost power producer and, like IPALCO, is well-positioned for deregulation.
     The share price of UGI went up 31.6%, going from $22.38 to $29.44. The company, which markets propane and natural gas, posted its highest earnings since 1988 because of favorable pricing and cost control.
     Energen, a holding company with a natural gas utility and an exploration and development unit, gain-ed 31.4% as its stock went from $30.25 to $39.75. Exploration and production earnings doubled in 1997.
     Washington Water Power, an electric and gas utility, went from $18.63 to $24.44 for a gain of 31.2%. The company has a large supply of low-cost hydroelectric power and has very efficient operations.
     For a report on the fixed-income portion of the Balanced Portfolio, see the next section on the Fixed-Income Portfolio. The bond portion of the Balanced Portfolio is managed in the same way as the Fixed-Income Portfolio.

Fixed-Income Portfolio
     As of December 31, 1997, the net asset value per share (NAV) of the Fixed-Income Portfolio was $16.04. Taking into account dividends paid during the year, the total return for 1997 was 10.60%. This compares to a return of 9.76% for the Lehman Government/Corporate Bond Index and 9.17% for the average A-rated bond fund followed by Lipper Analytical Services. We beat the averages by a substantial margin and we also placed 11th out of the 137 A-rated bond funds followed by Lipper.*
     As you can see from the graph below, we have also outperformed the averages on a longer-term basis as well. The graph and table compare the performance of the Fixed-Income Portfolio with that of the Lehman Government/ Corporate Bond Index and the Lipper A-rated Bond Fund Average.

     ---------------------------------------------------------------------------------------------------
                                                                 Lehman
                                          Fixed-Income       Government/Corporate        Lipper A-Rated
     Average Annual Total Returns          Portfolio            Bond Index             Bond Fund Average
     ---------------------------------------------------------------------------------------------------
     One Year                               10.60%                9.76%                     9.17%
     Three Years                            11.86%               10.43%                     9.79%
     Five Years                              7.61%                7.61%                     7.00%
     Since Inception 9/1/92                  7.69%                7.12%                     6.78%
     ---------------------------------------------------------------------------------------------------

* For the five-year period ending December 31, 1997, the Fixed-Income Portfolio ranked 16th out of 59 funds and since inception on September 1, 1992, it ranked 11th out of 54 funds.

     ---------------------------------------------------------------
     Value on December 31, 1997
     ---------------------------------------------------------------
     Fixed-Income Portfolio                                  $14,847
     Lehman Government/Corporate Bond Index                  $14,434
     Lipper A-Rated Bond Fund Average                        $14,190
     ---------------------------------------------------------------

[GRAPH APPEARS HERE]

                          Fixed      Lehman      Lipper
                          Income    Government/  A-Rated
                          Fund      Corporate    Bond Fund
                                    Bond Index   Average
                        -----------------------------------
                 9/1/92   10,000.00  10,000.00   10,000.00
               12/31/92   10,286.60  10,002.00   10,118.99
                          10,804.84  10,468.09   10,601.98
                          11,046.33  10,782.76   10,913.19
                          11,463.77  11,140.21   11,286.10
               12/31/93   11,375.73  11,108.15   11,243.22
                          11,013.98  10,758.77   10,866.57
                          10,526.06  10,625.77   10,674.23
                          10,553.43  10,678.90   10,700.92
               12/31/94   10,608.30  10,718.23   10,723.39
                          11,336.03  11,252.34   11,230.61
                          12,187.37  11,981.87   11,920.17
                          12,445.74  12,211.21   12,140.69
               12/31/95   12,897.52  12,780.31   12,690.66
                          12,674.40  12,481.20   12,373.40
                          12,787.20  12,539.82   12,400.62
                          12,972.61  12,761.68   12,613.91
               12/31/96   13,424.06  13,151.69   13,006.20
                          13,271.02  13,037.48   12,894.35
                          13,841.68  13,512.04   13,353.39
                          14,403.65  13,984.97   13,815.41
               12/31/97   14,847.28  14,433.88   14,189.81

ANALYSIS
     Not only did the Portfolio beat the average A-rated bond fund, but we also beat the Lehman Government/Corporate Bond Index which is a standard measure of return for bonds. However, the Lehman index doesn't include expenses that a mutual fund must pay. In our case, the expense ratio of 0.82% is relatively high for a bond fund because our assets are less than $10 million. (As assets increase, the expense ratio should come down, so tell your friends about the Fixed-Income Portfolio.) We beat the Lehman index even with a handicap of 0.82%.
     If you look at the graph, you can see that we beat the averages in every year except 1994. That year, interest rates shot up sharply and the Portfolio had a lot of mortgage-backed bonds. When interest rates go up, fixed-income securities with longer maturities go down more than securities with shorter terms. (In general, the value of bonds go up when interest rates drop and go down when interest rates rise.) What happened in 1994 was that the expected term of our mortgage-backed bonds increased because fewer people pay off their mortgages when interest rates increase.
     After our terrible experience in 1994, we stopped investing in mortgage-backed bonds because of their uncertainty. We also reduced our long-term bond holdings (15-30 years) and invested in bonds with 10-year maturities. As you can see from the graph, this strategy has worked well for us.
     Another thing that helped us was timing. Interest rates moved up and down during the year. Each time interest rates shot up, we bought more bonds to get the higher yield. Each time interest rates dropped, we sold bonds to capture the capital gain. This helped our return and enabled us to beat the averages. The Portfolio also benefited from interest rates that dropped sharply during the second half of the year. The drop in interest rates increased the value of our bonds and contributed substantially to our total return.
     As this is being written in late January, the yield on the 30-year bond is at a historic low. The 30-year government bond yield is now 5.81% and it was around 5.70% a week ago. These are the lowest levels in 20 years. Absence of inflation has caused interest rates to plunge.
     However, not all interest rates have declined equally. Short-term rates are high compared to long-term rates. While the capital markets set long-term interest rates, short-term interest rates are set by Chairman Alan Greenspan and the Federal Reserve Board. They have kept short-term rates relatively high. While the 30-year bond yield is 5.81%, the 10-year rate is 5.53% and the three-month Treasury bill rate is 5.01%. So there's only a half of a percentage point difference between the 10-year rate and the 3-month rate and there's less than a third of a percentage point difference between the 10-year and the 30-year rates.
     What this means to me is that there's no reason to buy longer-term bonds. We can get almost as much yield by investing in 3-month securities. While it's true that we will be giving up some yield, more important is the fact that if interest rates rise, we will be protected from falling bond values since our maturities will be short.
     Right now, over half the Portfolio is invested in securities with maturities of less than one year. If interest rates fall or stay low, we'll continue to sell off more of our 10-year bonds. Should interest rates rise, we would buy more 10-year bonds to get the higher yield.

                                                              Yours truly,

                                                              Jerome L. Dodson
                                                              President

California Tax-Exempt Portfolio

                                                                February 5, 1998

Dear Shareholder:

     As of December 31, 1997, the net asset value (NAV) of the California Tax-Exempt Portfolio was $16.72. Including dividend reinvestment, the 1997 total return for the Portfolio was 9.33%. For the same period, the Lehman Municipal Bond Index posted a 9.19% return and the average California municipal bond fund gained 9.15%.

     ---------------------------------------------------------------------------------------------------------------
                                         California Tax-Exempt     Lehman Municipal      Lipper California Municipal
     Average Annual Total Returns            Portfolio               Bond Index               Bond Fund Average
     ---------------------------------------------------------------------------------------------------------------
     One Year                                  9.33%                    9.19%                      9.15%
     Three Years                              10.76%                   10.24%                     10.21%
     Five Years                                7.53%                    7.36%                      7.01%
     Since Inception 9/1/92                    7.39%                    7.38%                      6.98%
     ---------------------------------------------------------------------------------------------------------------

* For the five-year period ending December 31, 1997, the California Tax-Exempt Portfolio ranked 39th out of 103 funds and since inception on September 1, 1992, it ranked 11th out of 48 funds.

     --------------------------------------------------------------
     Value on December 31, 1997
     --------------------------------------------------------------
     California Tax-Exempt Portfolio                        $14,623
     Lehman Municipal Bond Index                            $14,617
     Lipper California Municipal Bond Fund Average          $14,221
     --------------------------------------------------------------

[GRAPH APPEARS HERE]

                        California   Lehman      Lipper
                        Tax-Exempt   Municipal   California
                        Fund         Bond Index  Municipal
                                                 Bond Fund
                                                 Average
                        -----------------------------------
                 9/1/92   10,000.00  10,000.00   10,000.00
               12/31/92   10,170.00  10,248.24   10,233.92
                          10,602.23  10,628.54   10,654.78
                          10,931.95  10,976.30   11,013.17
                          11,369.23  11,347.07   11,406.03
               12/31/93   11,495.43  11,506.35   11,514.06
                          10,841.34  10,874.73   10,841.64
                          10,904.22  10,995.10   10,873.08
                          10,964.19  11,070.34   10,925.27
               12/31/94   10,764.65  10,911.36   10,646.68
                          11,626.89  11,682.85   11,469.66
                          11,848.97  11,964.99   11,672.68
                          12,167.70  12,309.12   11,952.82
               12/31/95   12,766.36  12,816.77   12,577.95
                          12,597.84  12,662.18   12,302.50
                          12,696.10  12,759.26   12,399.69
                          13,023.66  13,053.01   12,718.36
               12/31/96   13,376.60  13,385.62   13,035.05
                          13,349.85  13,354.56   12,943.80
                          13,805.08  13,813.96   13,400.72
                          14,208.19  14,231.14   13,838.92
               12/31/97   14,623.07  14,616.81   14,220.87


     As you can see from the graph and table above, the Portfolio outperformed the average California municipal bond fund. For the five years ended December 31, 1997, our performance ranked 11th of 51 California municipal bond funds followed by Lipper Analytical Services.** The Portfolio also outperformed the Lehman Municipal Bond Index for every measurement period although the difference appears small for the life of the Portfolio. When comparing a managed fund to an index, remember that an index has no expenses while the Portfolio does. For example, expenses reduced our performance by 0.67% in 1997. Even with an expense handicap, we managed to beat the index.
     For December 1997, our 30-day yield was 4.25%. For the twelve months of 1997, our average 30-day yield was 4.55%. A single individual with taxable income between $25,484 and $32,207 would have to get a yield of 6.87% on a taxable investment to equal the Portfolio's 1997 average 30-day yield after taxes. We did not sacrifice credit quality to achieve these attractive yields. Our portfolio's average credit rating is AA. At our website, www.parnassus.com, we have a new interactive calculator you can use to calculate taxable equivalent yield based upon your income and filing status.

ANALYSIS
     Low inflation and a surge in the bond market resulting from the Asian financial crisis contributed to excellent returns for California Tax-Exempt Portfolio investors. In December, the annual change in the Consumer Price Index
(CPI) fell to 1.7%, its lowest reading in 11 years. In the third quarter, the Gross Domestic Product Implicit Price Deflator, a broader measure of inflation than the CPI, came in at 1.4%, the lowest report in 33 years.
     The Asian financial crisis had two effects on the bond market. First, The U.S. dollar and economy are very strong and stable compared to many Asian markets, so investors sold their Asian investments and many of them bought U.S. bonds, particularly Treasuries. These purchases drove up U.S. bond prices which decreased yields. The second effect is on inflation prospects. Cash-starved Asian companies will aggressively reduce prices on their exports to earn revenues. Lower prices for imported goods will help keep inflation low in 1998.
     California's continuing economic rebound helped California's municipal bonds outperform the nationwide municipal market in 1998. A stronger economy improves California's credit quality. Moody's and S&P credit rating agencies still rate California A1 and A+, respectively. However, the market now prices California State bonds as if the State is a AA credit. If history is any guide, the credit rating agencies will soon follow the market's lead and upgrade the State's credit rating.
     Even though municipal bonds posted good returns in 1997, they underperformed the taxable bond market. Treasury bonds benefited most from "flight to safety" investors fleeing Asian markets. Municipal bonds were dragged along with the Treasuries and other taxable bonds as they rallied, but the municipal market did not see direct investments from investors seeking a safe haven. Since foreigners don't pay U.S. taxes, they get no advantage from investing in tax-exempt municipal bonds. As a result, municipal price gains lagged Treasury and taxable bond gains.
     Municipals now look like a bargain compared to taxable bonds. Right now, municipal yields are up to 84% of Treasury yields. When non-taxable bond yields are that close to taxable bond yields, it is usually a good time to buy municipals since municipal taxable equivalent yields become more attractive. With municipal yields relatively high, a relative drop in their yields would mean an increase in market value. (The market value of bonds go up when yields fall.)

OUTLOOK & STRATEGY
     When we started this Portfolio a little over five years ago, my analysis led me to believe municipal bonds with a maturity around 15 years were most attractive. There simply was little reward in additional yield for extending maturities longer than that. Today, there still isn't enough additional yield to justify buying longer bonds. So, I will continue to focus my bond purchases around the 15 year maturity mark. Low inflation and the relative undervaluation of municipals make me optimistic for another good year in 1998.

NEW HOLDINGS
     In 1994, your Portfolio invested in a Los Angeles County Park and Open Space offering. After the success of the 1994 projects, the County went back to the voters to approve a small increase in the assessment for more park and open space projects. Voters approved the original assessment with a 63.9% majority. The additional assessment received even stronger support with 65.1% voting in favor.
     The Portfolio purchased $315,000 of the new L.A. County Park and Open Space offering in November. Although the typical homeowner's assessment of $19 per year is small, the money raised is substantial. Altogether, $340 million of projects will be funded by the recent bond offering. These projects include open space and wildlife habitat acquisition, as well as development and enhancement of parks and recreational facilities. Although there are hundreds of individual projects, some of the larger ones include:
     o $8 million for Santa  Monica Bay  restoration  and clean-up
     o $20 million for Exposition Park  acquisition and development
     o $18 million for Griffith Observatory improvements

    I am very pleased that the Portfolio has been able to help fund such beneficial public projects as these as well as achieve above average returns for our shareholders. Thank you for investing with us.

                                                              Yours truly,

                                                              David Pogran
                                                              Portfolio Manager

Independent Auditors' Report

To the Shareholders and Board of Trustees of The Parnassus Income Fund:

     We have audited the accompanying statements of assets and liabilities of the portfolios comprising The Parnassus Income Fund (Balanced Portfolio, Fixed-Income Portfolio, and California Tax-Exempt Portfolio) (the "Fund"), including the portfolios of investments by industry classification, as of December 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights (Note 6) for each of the five years in the period then ended and for the period from June 1, 1992 (commencement of operations) through December 31, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1997, the results of its operations, the changes in its net assets and financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP

San Francisco, California
January 16, 1998


BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS BY INDUSTry Classification, December 31, 1997

                                                                      Percent of
      Shares    Common Stocks                                         Net Assets              Market Value
      ----------------------------------------------------------------------------------------------------

                DIVERSIFIED SERVICE
                AND SUPPLY
      40,000    Chemed Corporation                                          4.3%              $  1,665,000
                                                                                              ------------
                ELECTRIC UTILITIES
      30,000    CILCORP                                                                          1,468,125
      12,000    Ipalco Enterprises                                                                 504,000
      50,000    LG & E  Energy Corporation                                                       1,234,375
      85,000    Washington Water Power                                                           2,077,188
                                                                                               -----------
                Total                                                      13.6%                 5,283,688
                                                                                               -----------
                NATURAL GAS
      35,000    Black Hills Corporation                                                          1,238,125
      55,000    Energen Corporation                                                              2,186,250
      30,000    Enron                                                                            1,245,000
      30,000    Equitable Resources                                                              1,061,250
      45,000    KeySpan Energy                                                                   1,656,562
      15,000    Northwest Natural Gas                                                              465,000
      55,000    ONEOK                                                                            2,217,188
      40,000    People's Energy                                                                  1,577,500
      45,000    UGI Corporation                                                                  1,324,688
      10,000    Wicor, Inc.                                                                        465,625
                                                                                                ----------
                Total                                                      34.5%                13,437,188
                                                                                                ----------
                RESTAURANT
      80,000    Luby's Cafeterias, Inc.                                     3.6%                 1,405,000
                                                                                                ----------
                RETAIL
      10,000    J.C. Penney Company, Inc.                                   1.6%                   602,500
                                                                                                ----------
                TECHNOLOGY
      25,000    Eastman Kodak                                                                    1,520,312
      85,000    Helix Technology                                                                 1,657,500
                                                                                                 ---------
                Total                                                       8.2%                 3,177,812
                                                                                                 ---------
                Total Common Stocks                                        65.8%                25,571,188
                                                                                                ----------

The accompanying notes are an integral part of these financial statements.


Principal                                         Percent of
  Amount        Corporate Bonds                    Net Assets              Market Value
---------------------------------------------------------------------------------------
                AIR TRANSPORT
    $ 27,733    Delta Airlines
                 8.540%, due 01/02/07                                      $     30,311
      21,648    Delta Airlines
                 8.540%, due 01/02/07                                            23,673
      20,000    Southwest Airlines
                 7.875%, due 09/01/07                                            21,954
                                                                           ------------
                Total                                    0.2%                    75,938
                                                                           ------------
                FOOD-PROCESSING
     650,000    Quaker Oats Company
                9.280%, due 12/08/09                     2.0%                   801,716
                                                                           ------------
                HOME APPLIANCES
     122,000    Whirlpool
                9.100%, due 02/01/08                     0.4%                   144,021
                                                                           ------------
                INSURANCE
     950,000    Aetna Life and Casualty
                 6.750%, due 09/15/13                    2.4%                   934,031
                                                                           ------------
                RETAIL
     605,000    Dayton Hudson
                9.625%, due 02/01/08                                            736,781
     350,000    Reebok International
                 6.750%, due 09/15/05                                           345,635
                                                                           ------------
                Total                                    2.8%                 1,082,416
                                                                           ------------
                TELECOMMUNICATIONS
     350,000    U.S. West Capital Funding
                6.350%, due 02/06/08                     0.9%                   339,990
                                                                           ------------
                Total Corporate Bonds                    8.7%                 3,378,112
                                                                           ------------




   Principal    U.S. Government                      Percent of
      Amount    Agency Bonds                         Net Assets           Market Value
   -----------------------------------------------------------------------------------

   $ 200,000    Federal Farm Credit Bank
                5.810%, due 11/10/03                                       $   198,858
     300,000    Federal Home Loan Bank
                5.850%, due 12/15/03                                           298,827
   1,000,000    Federal Home Loan Bank
                6.840%, due 05/01/06                                         1,052,670
     150,000    Federal Home Loan Bank
                8.170%, due 12/16/04                                           168,416
   1,000,000    Federal Home Loan
                Mortgage Corporation
                5.825%, due 02/06/06                                           987,150
   1,150,000    Federal National
                Mortgage Association
                6.770%, due 09/01/05                                         1,203,646
     500,000    Federal National
                Mortgage Association
                6.140%, due 11/25/05                                           504,375
   1,000,000    Federal National
                Mortgage Association
                5.800%, due 02/22/06                                           985,520
                                                                            ----------
                Total U.S. Government
                Agency Bonds                              13.9%              5,399,462
                                                                            ----------

   Principal    Community                            Percent of
      Amount    Development Loans                    Net Assets           Market Value
--------------------------------------------------------------------------------------

  $  100,000    Boston Community Loan Fund                                  $  100,000
     100,000    Cascadia Revolving Fund                                        100,000
     100,000    Institute for Community
                Economics Loan Fund                                            100,000
     100,000    Low Income Housing Fund                                        100,000
                                                                            ----------
                Total Community
                Development Loans                          1.0%                400,000
                                                                            ----------
                Total Investment
                in Securities
                (Cost, $29,442,686)                       89.4%             34,748,762
                                                                            ----------





                                                     Percent of
                Short-Term Investments               Net Assets           Market Value
                ----------------------------------------------------------------------

                Union Bank of California
                Money Market Fund,
                variable rate - 5.010%                                    $  1,128,258
                Goldman Sachs
                Government Portfolio - 5.230%                                1,120,279
                Goldman Sachs
                Treasury Portfolio - 5.180%                                  1,712,815
                                                                           -----------
                Total Short-Term
                Investments                               10.2%              3,961,352
                                                                           -----------
                Total Investments                         99.6%             38,710,114
                Other Assets and
                Liabilities - Net                          0.4%                137,383
                                                         ------            -----------
                Total Net Assets                         100.0%            $38,847,497
                                                         ======            ===========

The accompanying notes are an integral part of these financial statements.

BALANCED PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

Assets:
Investments in securities, at market value
   (identified cost $29,442,686) (Note 1)                           $34,748,762
Temporary investments in short term securities
   (at cost, which approximates market)                               3,961,352
Receivables:
Dividends and interest                                                  274,492
Capital shares sold                                                      68,736
Other assets                                                              3,710
                                                                     ----------
       Total assets                                                  39,057,052
                                                                     ----------
Liabilities:
Dividends payable                                                       151,902
Accounts payable and accrued expenses                                    57,653
                                                                     ----------
       Total liabilities                                                209,555
                                                                     ----------
Net Assets (equivalent to $20.68
   per share based on 1,878,697.424
shares of capital stock outstanding)                                $38,847,497
                                                                    ===========
Net assets consist of:
   Distributions in excess of
       net investment income                                        $    (1,462)
   Unrealized appreciation on investments                             5,306,076
Undistributed net realized gain                                           8,799
Capital paid-in                                                      33,534,084
                                                                    -----------
       Total Net Assets                                             $38,847,497
                                                                    ===========
Computation of net asset value and offering price per share:
Net asset value and offering price per share
    ($38,847,497 divided by 1,878,697.424 shares)                       $ 20.68
                                                                    ===========

BALANCED PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

Investment Income:
Dividends                                                           $ 1,011,097
Interest                                                                764,809
                                                                    -----------
       Total investment income                                        1,775,906
                                                                    -----------
Expenses:
Investment advisory fees (Note 5)                                       261,492
Transfer agent fees (Note 5)                                             90,052
Fund administrative expense (Note 5)                                     35,042
Reports to shareholders                                                  28,021
Registration fees and expenses                                           18,700
Professional fees                                                        11,791
Custody fees                                                              8,882
Trustee fees and expenses                                                 6,405
Other expenses                                                           10,116
                                                                    -----------
   Subtotal of expenses before fee waiver                               470,501
Fees waived by Parnassus Investments (Note 5)                          (103,991)
                                                                    -----------
       Total expenses                                                   366,510
                                                                    -----------
           Net Investment Income                                      1,409,396
                                                                    -----------
Realized and Unrealized Gain
   on Investments:
Realized gain from security transactions:
   Proceeds from sales                                               14,012,919
   Cost of securities sold                                          (12,676,968)
                                                                    -----------
       Net realized gain                                              1,335,951
                                                                    -----------
Unrealized appreciation of investments:
   Beginning of year                                                  1,485,452
   End of year                                                        5,306,076
                                                                    -----------
       Unrealized appreciation during year                            3,820,624
                                                                    -----------
Net Realized and Unrealized
   Gain on Investments                                                5,156,575
                                                                    -----------
Net Increase in Net Assets Resulting
   from Operations                                                  $ 6,565,971
                                                                    ===========

BALANCED PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 AND 1996

                                              1997                    1996
                                        --------------           -------------
From Operations:
Net investment income                   $    1,409,396           $   1,396,812
Net realized gain from
   security transactions                     1,335,951               2,473,597
Net unrealized appreciation
   (depreciation) during
   the year                                  3,820,624              (1,711,490)

Increase in net assets
   resulting from operations                 6,565,971               2,158,919

Dividends to shareholders:
From net investment income                  (1,407,411)             (1,384,215)
From realized capital gains                 (1,335,937)             (2,469,121)

Increase in Net Assets from
   Capital Share Transactions                1,663,068               8,276,966

   Increase in Net Assets                    5,485,691               6,582,549

Net Assets:
Beginning of year                           33,361,806              26,779,257

End of year
   (including distributions in
   excess of net investment
   income of $1,462 in 1997
   and  $3,447 in 1996)                   $ 38,847,497           $  33,361,806

FIXED-INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, DECEMBER 31, 1997

   Principal                                     Percent of
    Amount    Corporate Bonds                    Net Assets        Market Value
  -----------------------------------------------------------------------------
                AIR TRANSPORT
   $  60,665    Delta Airlines
                Notes, 8.540%,
                due 01/02/07                          0.7%            $   66,305
                                                                      ----------
                COMPUTERS
      25,000    Digital Equipment Corporation
                Notes, 7.125%,
                due 10/15/02                          0.3%                25,236
                                                                      ----------
                ELECTRONICS
     400,000    Polaroid Corporation
                Notes, 7.250%,
                due 01/15/07                          4.3%               418,704
                                                                      ----------
                FINANCIAL SERVICES
     300,000    BankAmerica Corporation
                Notes, 7.125%,
                due 03/01/09                          3.2%               312,381
                                                                      ----------
                FOOD-PROCESSING
     350,000    Quaker Oats Company
                Notes, 9.280%,
                due 12/08/09                          4.4%               431,694
                                                                      ----------
                HOME APPLIANCES
     300,000    Whirlpool Corporation
                Debentures, 9.100%,
                due 02/01/08                          3.7%               354,150
                                                                      ----------
                INSURANCE
     350,000    Aetna Life and Casualty
                Notes, 6.750%,
                due 09/15/13                                             344,117
     150,000    Cigna Corporation
                Notes, 7.400%,
                due 05/17/07                                             157,440
                                                                      ----------
                Total                                 5.2%               501,557
                                                                      ----------

                RETAIL
      90,000    Dayton Hudson
                Debentures, 9.625%,
                due 02/01/08                                             109,604
     350,000    Reebok International
                Debentures, 6.750%,
                due 09/15/05                                             345,635
                                                                      ----------
                Total                                 4.7%               455,239
                                                                      ----------
                TELECOMMUNICATIONS
     350,000    U.S. West Capital Funding
                Notes, 6.350%,
                due 02/06/08                          3.5%               339,990
                                                                      ----------
                Total Corporate Bonds                30.0%             2,905,256
                                                                      ----------

   Principal    U.S. Government                   Percent of
      Amount    Agency Securities                 Net Assets        Market Value
   -----------------------------------------------------------------------------

$    500,000    Federal Home Loan Bank
                6.840%, due 05/01/06                                 $  526,335
     500,000    Federal Home Loan
                Mortgage Corp.
                6.400%, due 12/13/06                                    513,315
     300,000    Federal National
                Mortgage Association
                6.720%, due 08/01/05                                    312,972
     850,000    Federal National
                Mortgage Association
                6.770%, due 09/01/05                                    889,652
     500,000    Federal National
                Mortgage Association
                6.140%, due 11/25/05                                    504,375
     500,000    Federal National
                Mortgage Association
                5.800%, due 02/22/06                                    492,760
     450,000    Federal National
                Mortgage Association
                7.350%, due 03/28/05                                    485,375
                Total U.S. Government
                Agency Securities                     38.5%           3,724,784
                                                                      ----------
                Total Investments in Securities
                (Cost, $6,251,995)                    68.5%          $ 6,630,040
                                                                      ----------

                                                  Percent of
Short-Term Investments                            Net Assets        Market Value
--------------------------------------------------------------------------------

                Union Bank of California
                Money Market Fund,
                variable rate - 5.010%                                  386,056
                Goldman Sachs
                Government Portfolio -
                5.230%                                                  412,229
                Goldman Sachs
                Treasury Portfolio -
                5.180%                                                  409,966
                Federal Farm Credit
                Discount Note 5.620%,
                due 02/28/98                                          1,486,418
                                                                      ----------
                Total Short-Term
                Investments                           27.8%           2,694,669
                                                                      ----------
                Total Investments                     96.3%           9,324,709
                Other Assets and
                Liabilities - Net                      3.7%             358,780
                                                     ------         -----------
                Total Net Assets                     100.0%         $ 9,683,489
                                                     ======         ===========

FIXED-INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

Assets:
Investments in securities, at market value
   (identified cost $6,251,995) (Note 1)                            $ 6,630,040
Temporary investments in short term securities
   (at cost, which approximates market)                               2,694,669
Interest receivable                                                     135,713
Other assets                                                            249,154
                                                                      ----------
       Total assets                                                   9,709,576
                                                                      ----------
Liabilities:
Accounts payable and accrued expenses                                    26,087
                                                                      ----------
       Total liabilities                                                 26,087
                                                                      ----------
Net Assets (equivalent to $16.04
   per share based on 603,851.950
shares of capital stock outstanding)                                $ 9,683,489
                                                                    ===========
Net assets consist of:
Undistributed net investment income                                  $    8,222
Unrealized appreciation on investments                                  378,045
Accumulated net realized loss                                            (1,658)
Capital paid-in                                                       9,298,880
                                                                    -----------
           Total Net Assets                                         $ 9,683,489
                                                                    ===========
Computation of net asset value and offering price per share:
Net asset value and offering price per share
    ($9,683,489 divided by 603,851.950 shares)                      $     16.04
                                                                    ===========

FIXED-INCOME PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

Investment Income:
Interest                                                             $  578,033
                                                                     ----------
   Total investment income                                              578,033
                                                                     ----------
Expenses:
Investment advisory fees (Note 5)                                        43,731
Transfer agent fees (Note 5)                                             23,589
Fund administrative expense (Note 5)                                      8,812
Reports to shareholders                                                   7,300
Registration fees and expenses                                           14,000
Professional fees                                                         4,258
Custody fees                                                                900
Trustee fees and expenses                                                 1,608
Other expenses                                                            4,919
                                                                     ----------
       Subtotal of expenses before fee waiver                           109,117
Fees waived by Parnassus Investments (Note 5)                          (37,064)
                                                                     ----------
   Total expenses                                                        72,053
                                                                     ----------
       Net Investment Income                                            505,980
                                                                     ----------
Realized and Unrealized Gain
   on Investments:
Realized gain from security transactions:
   Proceeds from sales                                                2,094,723
   Cost of securities sold                                           (1,986,054)
                                                                     ----------
       Net realized gain                                                108,669
                                                                     ----------
Unrealized appreciation of investments:
   Beginning of year                                                    100,680
   End of year                                                          378,045
                                                                     ----------
       Unrealized appreciation during year                              277,365
                                                                     ----------
Net Realized and Unrealized
   Gain on Investments                                                  386,034
                                                                     ----------
Net Increase in Net Assets Resulting
   from Operations                                                   $  892,014
                                                                     ==========

FIXED-INCOME PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                  1997                  1996
                                              ----------            ----------
From Operations:
Net investment income                         $  505,980            $  430,512
Net realized gain
   from  security transactions                   108,669                 2,712
Net unrealized appreciation
   (depreciation) during
   the year                                      277,365               (92,885)
                                              ----------            ----------
Increase in net assets
   resulting from operations                     892,014               340,339

Dividends to shareholders:
From net investment income                      (500,716)             (424,348)
From realized capital gains                      (43,607)                    0

Increase in Net Assets from
   Capital Share Transactions                    952,103             1,883,135
                                              ----------            ----------
       Increase in Net Assets                  1,299,794             1,799,126

Net Assets:
Beginning of year                              8,383,695             6,584,569
                                              ----------            ----------
End of year
   (including undistributed
   net investment income
   of $8,222 in 1997
   and $2,958 in 1996)                       $ 9,683,489           $ 8,383,695
                                             ===========           ===========

CALIFORNIA TAX-EXEMPT PORTFOLIO
PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, DECEMBER 31, 1997

   Principal                                     Percent of
      Amount    Municipal Bonds                  Net Assets        Market Value
   ----------------------------------------------------------------------------

                EDUCATION
$   50,000 State of California
                6.000%, due 01/01/21                                $    53,824
     170,000    State of California
                6.125%, due 10/01/11                                    194,783
     250,000    California Education
                Facilities - California
                Institute of Technology
                6.000%, due 01/01/21                                    259,960
     105,000    California Public Works -
                University of California
                at San Diego Facilities
                7.375%, due 04/01/06                                    119,321
     100,000    California Public Works -
                Community College Projects
                5.500%, due 12/01/06                                    107,136
     130,000    California Public Works -
                University of California
                5.400%, due 06/01/08                                    139,494
     175,000    California Public Works -
                California State University
                6.200%, due 10/01/08                                    194,460
     300,000    Folsom School District
                5.650%, due 08/11/11                                    326,526
     100,000    Franklin-McKinsey
                School District
                5.600%, due 07/01/07                                    106,744
     100,000    Kern High School District
                5.600%, due 08/01/13                                    109,407
     100,000    Los Angeles Municipal
                Improvement - Central
                Library Projects,
                5.200%, due 06/01/07                                    104,401
     250,000    Murrieta Valley Unified
                School District
                5.500%, due 09/01/10                                    265,787

     100,000    Natomas Unified
                School District
                5.750%, due 09/01/13                                    106,974
     300,000    Oakland General
                Obligation
                5.500%, due 12/15/11                                    321,690
     110,000    Pasadena Recreational/
                Library Improvements
                5.750%, due 01/01/13                                    113,771
     130,000    Pomona Unified
                School District
                5.500%, due 08/01/11                                    141,703
     130,000    San Francisco
                Unified School District
                6.200%, due 06/15/11                                    143,360
     110,000    Santa Monica Unified
                School District
                5.400%, due 08/01/11                                    114,447
                                                                      ---------
                Total                                 44.9%           2,923,788
                                                                      ---------
                HEALTH CARE
     200,000    California Health Facilities-
                Cedar Sinai Medical Center
                5.125%, due 08/01/17                                    199,624
      60,000    California Health Facilities-
                Feedback Foundation
                6.500%, due 12/01/22                                     65,285
                                                                      ---------
                Total                                  4.1%             264,909
                                                                      ---------
                PUBLIC TRANSPORTATION
      70,000    City of Sacramento -
                Light Rail
                6.000%, due 07/01/12                                     73,956
     110,000    San Diego Mass
                Transit Authority
                5.000%, due 06/01/07                                    114,501
     125,000    San Francisco Bay Area
                Rapid Transit
                5.650%, due 07/01/10                                    134,241
                                                                      ---------
                Total                                  4.9%             322,698
                                                                      ---------

                HOUSING
     205,000    Belmont Redevelopment
                Agency
                6.400%, due 08/01/09                                    225,047
      55,000    California Housing
                Finance - Multi-Family
                6.750%, due 02/01/09                                     55,088
     100,000    Glendale Redevelopment
                Agency
                5.500%, due 12/01/12                                    105,173
      50,000    Los Angeles Community
                Redevelopment
                6.000%, due 07/01/17                                     53,694
     275,000    Pasadena Community
                Development
                6.000%, due 08/01/14                                    294,107
     175,000    San Jose Redevelopment
                Agency
                6.000%, due 08/01/15                                    198,396
     200,000    University Of California
                Housing
                5.500%, due 11/01/10                                    211,606
                                                                      ---------
                Total                                 17.5%           1,143,111
                                                                      ---------
                INFRASTRUCTURE
                IMPROVEMENTS
      90,000    East Bay Municipal
                Utility District
                6.000%, due 06/01/20                                     95,338
     150,000    Los Angeles City
                General Obligation
                5.250%, due 09/01/11                                    154,209
     200,000    Los Angeles Wastewater
                System
                5.500%, due 06/01/12                                    209,862
     200,000    Pomona Public Financing
                Authority
                6.000%, due 10/01/06                                    224,406
                                                                      ---------
                Total                                 10.5%             683,815
                                                                      ---------

                ENVIRONMENT
      80,000    Burbank Waste Disposal
                5.300%, due 05/01/09                                     83,003
      75,000    California Pollution
                Control-North County
                Recycling Center
                6.750%, due 07/01/17                                     84,829
     125,000    California Public Works -
                Energy Efficiency
                5.250%, due 05/01/08                                    131,191
     235,000    Northern California
                Geothermal Project
                5.800%, due 07/01/09                                    251,166
      50,000    East Bay Regional Park
                5.750%, due 09/01/12                                     51,887
      50,000    East Bay Regional Park
                6.300%, due 09/01/09                                     53,462
     315,000    Los Angeles City
                Public Works - Parks
                5.500%, due 10/01/12                                    332,706
      35,000    Midpeninsula Regional
                Open Space District
                6.250%, due 07/01/08                                     38,208
                                                                      ---------
                Total                                 15.7%           1,026,452
                                                                      ---------
                Total Investments in Securities
                (Cost, $5,910,053)                    97.6%           6,364,773
                                                                      ---------

                Short-Term                          Percent
                Investments                        Net Assets       Market Value
                ----------------------------------------------------------------

                Highmark California
                Tax-Exempt Fund,
                variable rate - 3.510%                 0.9%              56,076
                                                                      ---------
                Total Investments                     98.5%           6,420,849
                Other Assests and
                Liabilities - Net                      1.5%              98,906
                                                     ------        ------------
                Total Net Assets                     100.0%        $  6,519,755
                                                     ======        ============

CALIFORNIA TAX-EXEMPT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

Assets:
Investments in securities, at market value
   (identified cost $5,910,053) (Note 1)                            $ 6,364,773
Temporary investments in short term securities
   (at cost, which approximates market)                                  56,076
Interest receivable                                                     105,626
Other assets                                                              1,252
                                                                      ---------
       Total assets                                                   6,527,727
                                                                      ---------
Liabilities:
Accounts payable and accrued expenses                                     7,972
                                                                      ---------
       Total liabilities                                                  7,972
                                                                      ---------
Net Assets (equivalent to $16.72
   per share based on 389,854.737
shares of capital stock outstanding)                                $ 6,519,755
                                                                    ===========
Net assets consist of:
Undistributed net investment income                                 $     3,633
Unrealized appreciation on investments                                  454,720
Accumulated net realized loss                                            (3,906)
Capital paid-in                                                       6,065,308
                                                                    -----------
           Total Net Assets                                         $ 6,519,755
                                                                    ===========
Computation of net asset value and offering price per share:
Net asset value and offering price per share
   ($6,519,755 divided by 389,854.737 shares)                       $     16.72
                                                                    ===========

CALIFORNIA TAX-EXEMPT PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

Investment Income:
Interest                                                             $  331,820
                                                                      ---------
   Total investment income                                              331,820
                                                                      ---------
Expenses:
Investment advisory fees (Note 5)                                        30,932
Transfer agent fees (Note 5)                                              8,331
Fund administrative expense (Note 5)                                      6,133
Reports to shareholders                                                   3,970
Registration fees and expenses                                            1,674
Professional fees                                                         3,503
Custody fees                                                                600
Trustee fees and expenses                                                 1,124
Other expenses                                                            5,347
                                                                      ---------
   Subtotal of expenses before fee waiver                                61,614
Fees waived by Parnassus Investments (Note 5)                           (20,021)
                                                                      ---------
   Total expenses                                                        41,593
                                                                      ---------
       Net Investment Income                                            290,227
                                                                      ---------
Realized and Unrealized Gain
   on Investments:
Realized gain from security transactions:
   Proceeds from sales                                                  626,711
   Cost of securities sold                                              597,232
                                                                      ---------
       Net realized gain                                                 29,479
                                                                      ---------
Unrealized appreciation of investments:
   Beginning of year                                                    208,529
   End of year                                                          454,720
                                                                      ---------
       Unrealized appreciation during year                              246,191
                                                                      ---------
Net Realized and Unrealized
   Gain on Investments                                                  275,670
                                                                      ---------
Net Increase in Net Assets Resulting
   from Operations                                                   $  565,897
                                                                     ==========

CALIFORNIA TAX-EXEMPT PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                  1997                   1996
                                              ----------             ----------
From Operations:
Net investment income                         $  290,227             $  259,435
Net realized gain from
   security transactions                          29,479                      0
Net unrealized appreciation
   during the year                               246,191                  5,632
                                              ----------             ----------
Increase in net assets
   resulting from operations                     565,897                265,067

Dividends to shareholders:
From net investment income                      (286,574)              (256,479)

Increase in Net Assets from
   Capital Share Transactions                    405,391              1,343,304
                                              ----------             ----------
       Increase in Net Assets                    684,714              1,351,892

Net Assets:
Beginning of year                              5,835,041              4,483,149
                                              ----------             ----------
End of year
   [including undistributed
   (distributions in excess of)
   net investment income
   of $3,633 in 1997 and
   ($20) in 1996]                            $  6,519,755          $  5,835,041
                                             ============          ============

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

   The Parnassus Income Fund (the Fund), organized on August 8, 1990 as a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company comprised of three separate portfolios each offering separate shares. The Fund began operations on June 1, 1992. The following is a summary of significant accounting policies of the fund.

   Securities valuation: The Fund's investments are valued each business day using independent pricing services ("Services") approved by the Board of Trustees. Investments are valued at the mean between the "bid" and "ask" prices where such quotes are readily available and are representative of the actual market for such securities. Other investments are carried at fair value as determined using the Services based on methods which include consideration of (1) yields or prices of securities of comparable quality, coupon, maturity and type (2) indications as to values from dealers and (3) general market conditions.

   Federal income taxes: The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no federal income tax provision is required.

   As of December 31, 1997 the California Tax-Exempt Portfolio has available for federal income tax purposes an unused capital loss carryover of $5,760 which will expire in 2002.

   Security transactions: In accordance with industry practice, securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

   Dividends to shareholders: Distributions to shareholders are recorded on the record date. The Balanced Portfolio pays income dividends quarterly and capital gain dividends once a year, generally in December. The Fixed-Income and California Tax-Exempt Portfolios pay income dividends monthly and capital gain dividends annually.

   Investment income and expenses: Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Interest income, adjusted for amortization of premium and, when appropriate, discount on investments, is earned from settlement date and recognized on the accrual basis.

   Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Dividends To Shareholders
   Balanced Portfolio: The Portfolio declared the following dividends during the year ended December 31, 1997.
   Dividend per share:        $0.205         $0.21          $0.26       $0.8515
   Record date:               3/28/97       6/27/97        9/29/97     12/29/97
   Ex-dividend date:          3/31/97       6/30/97        9/30/97     12/30/97
   Payment date:              3/31/97       6/30/97        9/30/97     12/30/97

   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Fixed-Income Portfolio: The Portfolio declared the following dividends during the year ended December 31, 1997.
   Dividend per share:  $0.077    $0.085   $0.085    $0.100     $0.078    $0.083
   Record date:        1/30/97   2/27/97  3/28/97   4/29/97    5/29/97   6/27/97
   Ex-dividend date:   1/31/97   2/28/97  3/31/97   4/30/97    5/30/97   6/30/97
   Payment date:       1/31/97   2/28/97  3/31/97   4/30/97    5/30/97   6/30/97

   Dividend per share:  $0.078    $0.066   $0.070    $0.060     $0.060   $0.1251
   Record date:        7/30/97   8/28/97  9/29/97  10/30/97   11/27/97  12/30/97
   Ex-dividend date:   7/31/97   8/29/97  9/30/97  10/31/97   11/28/97  12/31/97
   Payment date:       7/31/97   8/29/97  9/30/97  10/31/97   11/28/97  12/31/97

   California Tax-Exempt Portfolio: The Portfolio declared the following dividends during the year ended December 31, 1997.
   Dividend per share:  $0.066    $0.070   $0.063    $0.069     $0.063    $0.064
   Record date:        1/30/97   2/27/97  3/28/97   4/29/97    5/29/97   6/27/97
   Ex-dividend date:   1/31/97   2/28/97  3/31/97   4/30/97    5/30/97   6/30/97
   Payment date:       1/31/97   2/28/97  3/31/97   4/30/97    5/30/97   6/30/97

   Dividend per share:  $0.064    $0.062   $0.065    $0.060     $0.059   $0.0485
   Record date:        7/30/97   8/28/97  9/29/97  10/30/97   11/27/97  12/30/97
   Ex-dividend date:   7/31/97   8/29/97  9/30/97  10/31/97   11/28/97  12/31/97
   Payment date:       7/31/97   8/29/97  9/30/97  10/31/97   11/28/97  12/31/97

3. Capital Stock
   Balanced Portfolio: As of December 31, 1997, there were an unlimited number of shares of no par value capital stock authorized and capital paid-in aggregated $33,534,084. Transactions in capital stock (shares) for the years ended December 31, 1997 and 1996 were as follows:

                                                                    1997                                1996
                                                       ----------------------------          --------------------------
                                                         Shares              Amount            Shares           Amount
                                                       ----------       -----------          ---------      -----------
   Shares sold                                            243,713       $ 4,709,089            485,421      $ 9,526,654
   Shares issued through dividend reinvestment            124,257         2,482,385            190,947        3,587,500
   Shares repurchased                                    (287,159)       (5,528,406)          (246,116)      (4,837,188)
                                                       -----------      -----------          ----------     -----------
   NET INCREASE                                            80,811       $ 1,663,068            430,252      $ 8,276,966
                                                       ===========      ===========          ==========     ===========

   Fixed-Income Portfolio: As of December 31, 1997, there were an unlimited number of shares of no par value capital stock authorized and capital paid-in aggregated $9,298,880. Transactions in capital stock (shares) for the years ended December 31, 1997 and 1996 were as follows:

                                                                 1997                                   1996
                                                     ----------------------------          --------------------------
                                                       Shares              Amount            Shares           Amount
                                                     ----------       -----------          ---------      -----------
   Shares sold                                          154,187       $ 2,410,292            221,021      $ 3,333,554
   Shares issued through dividend reinvestment           24,386           379,889             19,702          300,611
   Shares repurchased                                  (117,962)       (1,838,078)          (115,949)      (1,751,030)
                                                     -----------      -----------          ----------     -----------
   NET INCREASE                                          60,611       $   952,103            124,774      $ 1,883,135
                                                     ===========      ===========          ==========     ===========

   California Tax-Exempt Portfolio: As of December 31, 1997, there were an unlimited number of shares of no par value capital stock authorized and capital paid-in aggregated $6,065,308. Transactions in capital stock (shares) for the years ended December 31, 1997 and 1996 were as follows:

                                                                    1997                                1996
                                                       ----------------------------          --------------------------
                                                         Shares              Amount            Shares           Amount
                                                       ----------       -----------          ---------      -----------
   Shares sold                                             72,701       $ 1,163,383             95,909      $ 1,509,468
   Shares issued through dividend reinvestment             12,758           206,661             12,131          191,716
   Shares repurchased                                     (59,924)         (964,653)           (22,783)        (357,880)
                                                       ----------       -----------          ----------    ------------
   Net Increase                                            25,535       $   405,391             85,257      $ 1,343,304
                                                       ==========       ===========          ==========    ============

4. Purchases of Securities

   Balanced Portfolio: Purchases of securities for the year ended December 31, 1997 were $10,460,459. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at December 31, 1997 were the same as for financial statement purposes. Of the $5,306,076 of net unrealized appreciation at December 31, 1997, $5,719,398 related to appreciation of securities and $413,322 related to depreciation of securities.

   Fixed-Income Portfolio: Purchases of securities for the year ended December 31, 1997 were $1,322,436. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at December 31, 1997 were the same as for financial statement purposes. Of the $378,045 of net unrealized appreciation at December 31, 1997, $378,045 related to appreciation of securities and $0 related to depreciation of securities.

   California Tax-Exempt Portfolio: Purchases of securities for the year ended December 31, 1997 were $1,115,866. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at December 31, 1997 were the same as for financial statement purposes. Of the $454,720 of net unrealized appreciation at December 31, 1997, $454,720 related to appreciation of securities and $0 related to depreciation of securities.

5. Investment Advisory Agreement And Transactions With Affiliates

   Under terms of an agreement which provides for furnishing investment management and advice to the Fund, Parnassus Investments is entitled to receive fees computed monthly, based on the Fund's average daily net assets for the month, at the following annual rates:

   Balanced Portfolio: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000 and 0.65% of the amount above $100,000,000.

   Fixed Income Portfolio and California Tax-Exempt Portfolio: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000.

   However, the following were actually charged in 1997. For the Balanced Portfolio, the investment advisory fee was 0.30% for the first three months of 1997. Beginning April 1, 1997, this fee was increased to 0.50%. Parnassus Investments received net advisory fees totaling $157,501 from the Balanced Portfolio for the year ended December 31, 1997. For the Fixed-Income Portfolio, Parnassus Investments waived the investment advisory fee for the first three months of 1997. Beginning April 1, 1997 an investment advisory fee of 0.10% was charged to the Fixed Income Portfolio. Parnassus Investments received net advisory fees totaling $6,667 from the Fixed Income Portfolio for the year ended December 31, 1997. For the California Tax-Exempt Portfolio, the investment advisory fee was 0.10% for the first three months of 1997. Beginning April 1, 1997, this fee was increased to 0.20%. Parnassus Investments received net advisory fees totaling $10,911 from the California Tax-Exempt Portfolio for the year ended December 31, 1997.

   Parnassus Investments has agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 1.25% of net assets for the Balanced Portfolio and 1.00% of net assets for the Fixed-Income and California Tax-Exempt Portfolios.

   Under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Fund, Parnassus Investments received fees paid by the Fund totaling $171,959 for the year ended December 31, 1997. The transfer agent fee is $2.30 per month per account and the fund administration fee is $4,167 per month.

   Jerome L. Dodson is the President of the Fund and is the sole stockholder of Parnassus Investments.

6. Financial Highlights

   Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for the years ended December 31, 1997, 1996, 1995, 1994, 1993 and for the seven month period ended December 31, 1992 are as follows:

     -----------------------------------------------------------------------------------------------------------------------------
     Balanced Portfolio                                           1997        1996       1995         1994        1993      1992
     -----------------------------------------------------------------------------------------------------------------------------
     Net asset value at beginning of period                     $ 18.56     $ 19.58    $ 15.70      $ 17.46     $ 16.17    $ 0.00
     Income from investment operations:
        Net investment income                                      0.79        0.98       0.88         0.80        1.20      0.17
        Net realized and unrealized gain (loss) on securities      2.86        0.37       3.93        (1.75)       1.36     16.15
           Total from investment operations                        3.65        1.35       4.81        (0.95)       2.56     16.32
     Distributions:
        Dividends from net investment income                      (0.79)      (0.97)     (0.90)       (0.81)      (1.21)    (0.15)
        Distributions from net realized gain on securities        (0.74)      (1.40)     (0.03)        0.00       (0.06)     0.00
            Total distributions                                   (1.53)      (2.37)     (0.93)       (0.81)      (1.27)    (0.15)
     Net asset value at end of period                           $ 20.68     $ 18.56    $ 19.58      $ 15.70     $ 17.46   $ 16.17
     Total Return*                                                20.15%       7.09%     31.13%       (5.39%)     15.91%     8.58%
     Ratios / Supplemental Data:
        Ratio of expenses to average net assets (actual)**         1.05%       0.80%      0.72%        0.83%       0.81%     0.00%
        Decrease reflected in the above expense ratios due to
            undertakings by Parnassus Investments                  0.30%       0.60%      0.82%        0.88%       1.24%     1.14%
        Ratio of net investment income to average net assets       4.04%       4.56%      4.76%        5.15%       4.94%     2.44%
        Portfolio turnover rate                                   34.12%       47.80%    15.36%        6.50%      33.40%    23.54%
     Average commission per share+                               $ 0.061      $ 0.069      .--          .--         .--       .--
     Net assets, end of period (000's)                           $38,847      $33,362   $26,779      $17,087     $11,542   $ 3,241

     -----------------------------------------------------------------------------------------------------------------------------
     Fixed-Income Portfolio                                       1997        1996       1995         1994        1993      1992
     -----------------------------------------------------------------------------------------------------------------------------
     Net asset value at beginning of period                     $ 15.43     $ 15.73    $ 13.79      $ 15.89     $ 15.33    $ 0.00
     Income from investment operations:
        Net investment income                                      0.90        0.92       0.95         1.02        1.03      0.36
        Net realized and unrealized gain (loss) on securities      0.67       (0.31)      1.95        (2.08)       0.57     15.32
           Total from investment operations                        1.57        0.61       2.90        (1.06)       1.60     15.68
     Distributions:
        Dividends from net investment income                      (0.89)      (0.91)     (0.96)       (1.04)      (1.03)    (0.35)
        Distributions from net realized gain on securities        (0.07)       0.00       0.00         0.00       (0.01)     0.00
            Total distributions                                   (0.96)      (0.91)     (0.96)       (1.04)      (1.04)    (0.35)
     Net asset value at end of period                           $ 16.04     $ 15.43    $ 15.73      $ 13.79     $ 15.89   $ 15.33
     Total Return*                                                10.60%       4.08%     21.58%      (6.76%)      10.59%     2.87%
     Ratios / Supplemental Data:
        Ratio of expenses to average net assets (actual)**         0.82%       0.83%      0.90%       0.81%        0.68%     0.00%
        Decrease reflected in the above expense ratios due to
            undertakings by Parnassus Investments                  0.43%       0.50%      0.73%       0.98%        1.00%     1.18%
        Ratio of net investment income to average net assets       5.79%       5.98%      6.20%       7.00%        6.43%     3.20%
        Portfolio turnover rate                                   17.15%       2.80%     12.10%       5.20%       10.90%    15.29%
     Net assets, end of period (000's)                          $ 9,683     $ 8,384    $ 6,585     $ 4,545      $ 4,160   $ 2,093

     -----------------------------------------------------------------------------------------------------------------------------
     California Tax-Exempt Portfolio                              1997        1996        1995        1994        1993      1992
     -----------------------------------------------------------------------------------------------------------------------------
     Net asset value at beginning of period                     $ 16.02     $ 16.06     $ 14.28     $ 16.10     $ 15.06    $ 0.00
     Income from investment operations:
        Net investment income                                      0.74        0.08        0.82        0.80        0.77      0.19
        Net realized and unrealized gain (loss) on securities      0.71       (0.06)       1.78       (1.81)       1.16     15.05
           Total from investment operations                        1.45        0.74        2.60       (1.01)       1.93     15.24
     Distributions:
        Dividends from net investment income                                  (0.78)      (0.82)      (0.81)      (0.78)    (0.18)
        Distributions from net realized gain on securities        (0.75)       0.00        0.00        0.00       (0.11)     0.00
            Total distributions                                   (0.75)      (0.78)      (0.82)      (0.81)      (0.89)    (0.18)
     Net asset value at end of period                           $ 16.72     $ 16.02     $ 16.06     $ 14.28     $ 16.10   $ 15.06
     Total Return*                                                 9.33%       4.78%      18.60%     (6.36%)      13.03%     1.70%
     Ratios / Supplemental Data:
        Ratio of expenses to average net assets (actual)**         0.67%       0.54%       0.50%       0.39%       0.48%     0.00%
        Decrease reflected in the above expense ratios due to
            undertakings by Parnassus Investments                  0.32%       0.46%       0.69%       0.87%       0.99%     2.10%
        Ratio of net investment income to average net assets       4.69%       4.96%       5.30%       5.37%       4.89%     2.10%
        Portfolio turnover rate                                   10.00%       0.00%      13.10%      12.00%       20.46%    0.00%
     Net assets, end of period (000's)                          $ 6,520      $ 5,835    $ 4,483     $ 3,902      $ 3,256  $ 1,061

   * 1992 ratios reflect returns for seven months of operation and are not annualized.
   ** Parnassus Investments has agreed to a 1.25% limit on expenses for the Balanced Portfolio and 1% limit for the Fixed-Income and California Tax-Exempt Portfolios (See note 5 for details). Certain fees were waived for the years ended December 31, 1997, 1996, 1995, 1994 and 1993. All expenses were waived for the seven-month period ended December 31, 1992; therefore, the actual ratio of expenses to average net assets for each portfolio for 1992 was 0%.
   + Average commission rate is calculated for the periods beginning January 1, 1996 and apply only to portfolios with equity holdings.

THE PARNASSUS INCOME FUND


INVESTMENT ADVISER
Parnassus Investments
One Market-Steuart Tower #1600
San Francisco, California 94105


LEGAL COUNSEL
Richard D. Silberman, Esq.
465 California Street #1020
San Francisco, California 94104


AUDITORS
Deloitte & Touche LLP
50 Fremont Street
San Francisco, California 94105


CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco, California 94111


DISTRIBUTOR
Parnassus Investments
One Market-Steuart Tower #1600
San Francisco, California 94105


www.parnassus.com


This report must be preceded or accompanied by a current prospectus.

Printed on recycled paper.